UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 30, 2019

CF 2019-CF1 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001771200)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001515166)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

KeyBank National Association

(Central Index Key number: 0001089877)

CIBC Inc.

(Central Index Key number: 0001548567)

(Exact name of sponsors as specified in their charters)

Delaware	333-228697-01	27-5333184
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

110 East 59th Street New York, New York		10022
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 938-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On April 30, 2019 (the “Closing Date”, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2019 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Citibank, N.A., as certificate administrator and trustee, of CF 2019-CF1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF1 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class 65A, Class 65B, Class 65C, Class 65D, Class 65E, Class 65RR, Class 65X1 and Class 65X2 Certificates (collectively, the “Loan-Specific Certificates”), and (iv) the Class S Certificates. The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class NR-RR, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class S Certificates are collectively referred to herein as the “Pooled Certificates”.

All of the Public Certificates, having an aggregate initial principal amount of $586,666,559, were sold to Cantor Fitzgerald & Co. (“CF&Co.”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), CIBC World Markets Corp. (“CIBC World Markets”), CastleOak Securities, L.P. (“CastleOak”) and Drexel Hamilton, LLC (“Drexel” and together with CF&Co., DBSI, KeyBanc, CIBC World Markets and CastleOak, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 16, 2019 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CF&Co., DBSI and KeyBanc are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s preliminary prospectus, dated April 11, 2019, and by the prospectus, dated April 16, 2019 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $75,298,529, were sold to CF&Co., DBSI and KeyBanc (together with CF&Co. and DBSI in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of April 16, 2019, between the Depositor and the Initial Purchasers. All of the Loan-Specific Certificates, having an aggregate initial principal amount of $96,000,000, were sold to CF&Co. (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Purchase Agreement, dated as of April 16, 2019, between the Depositor and the Loan-Specific Initial Purchaser. The Private Certificates, the Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CF 2019-CF1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 60 commercial, multifamily or manufactured housing properties. The Mortgage Loans were acquired by the Depositor from (i) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2019 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (ii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2019 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2019 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, and (iv) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2019 (the “CIBC Mortgage Loan Purchase Agreement” and, together with the CCRE Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CIBC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSA, see “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Non-Serviced PSA (if any)
3 Columbus Circle	4.6	4.2
SSTII Self Storage Portfolio II	4.7	N/A(1)
65 Broadway	4.8	N/A
Fairfax Multifamily Portfolio	4.9	4.3
AC by Marriott San Jose	4.10	N/A
Atrium Two	4.11	N/A
Stern Multifamily Portfolio	4.12	4.4
Shelbourne Global Portfolio II	4.13	4.5

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related Pari Passu Companion Loan evidenced by the related Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the Non-Serviced PSA for such securitization. That Non-Serviced PSA will be identified and filed on a Form 8-K following such securitization.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CCRE, SMC, KeyBank and CIBC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,326,988, were approximately $788,655,068.90. Of the expenses paid by the Depositor, approximately $25,000 were paid directly to affiliates of the Depositor, $25,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,301,988.36 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule I thereto) and in the Depositor’s Prospectus, dated April 16, 2019. The related registration statement (file no. 333-228697) was originally declared effective on March 8, 2019. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Berkeley Point Capital LLC d/b/a Newmark Knight Frank will act as primary servicer with respect to two (2) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of April 1, 2019 and as to which an executed version is attached hereto as Exhibit 99.5, between KeyBank National Association and Berkeley Point Capital LLC d/b/a Newmark Knight Frank.

Credit Risk Retention

SMC, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization transaction constituted by the issuance of the Pooled Certificates through (i) the purchase by Starwood Conduit CMBS Vertical Retention I LLC, a “majority-owned affiliate” (as defined in Regulation RR) of SMC, on the Closing Date, of an “eligible vertical interest” (as defined in Regulation RR) (referred to herein as the “VRR Interest”), representing at least 3.916% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each class of Pooled Certificates, and (ii) the purchase by Starwood CMBS Horizontal Retention CF 2019-CF1 LLC, a “majority-owned affiliate” (as defined in Regulation RR) of SMC, on the Closing Date, of an “eligible horizontal residual interest” (as defined in Regulation RR), which will consist of the Class NR-RR Certificates (excluding the portion comprising the VRR Interest) (referred to herein as the “HRR Interest”), representing approximately 1.0888% of the aggregate fair value of all ABS Interests (consisting of the Pooled Certificates), as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles.

The HRR Interest was sold to Starwood CMBS Horizontal Retention CF 2019-CF1 LLC for approximately $7,620,859 (representing approximately 1.0888% of the aggregate fair value, as of the Closing Date, of all the Pooled Certificates issued by the Issuing Entity, based on actual sale prices and finalized tranche sizes). The VRR Interest represents at least 3.916% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Pooled Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” (as defined in Regulation RR) in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to the securitization transaction constituted by the issuance of the Pooled Certificates, it would be required to retain an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $34,996,216, representing 5.0% of the aggregate fair value, as of the Closing Date, of all of the Pooled Certificates issued by the Issuing Entity.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated April 11, 2019 and as filed with the Securities and Exchange Commission on April 11, 2019 under the heading “Credit Risk Retention” prior to the pricing of the Pooled Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth in the preceding two paragraphs.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2019-B10 PSA
Exhibit 4.3	CFK 2019-FAX TSA
Exhibit 4.4	MSC 2019-L2 PSA
Exhibit 4.5	BBCMS 2018-C2 PSA
Exhibit 4.6	3 Columbus Circle Co-Lender Agreement
Exhibit 4.7	SSTII Self Storage Portfolio II Co-Lender Agreement
Exhibit 4.8	65 Broadway Co-Lender Agreement
Exhibit 4.9	Fairfax Multifamily Portfolio Co-Lender Agreement
Exhibit 4.10	AC by Marriott San Jose Co-Lender Agreement
Exhibit 4.11	Atrium Two Co-Lender Agreement
Exhibit 4.12	Stern Multifamily Portfolio Co-Lender Agreement
Exhibit 4.13	Shelbourne Global Portfolio II Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 30, 2019
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 30, 2019 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 30, 2019 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 16, 2019, which such certification is dated April 16, 2019
Exhibit 99.1	CCRE Mortgage Loan Purchase Agreement
Exhibit 99.2	SMC Mortgage Loan Purchase Agreement
Exhibit 99.3	KeyBank Mortgage Loan Purchase Agreement
Exhibit 99.4	CIBC Mortgage Loan Purchase Agreement
Exhibit 99.5	Primary Servicing Agreement, dated as of April 1, 2019, between KeyBank National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2019	CCRE Commercial Mortgage Securities, L.P.

	By:	/s/ Gary Stellato
Name: Gary Stellato
Title: Secretary

CF 2019-CF1 – Form 8-K (Closing)